MUTUALS.COM

Prospectus Supplement

To Prospectus Dated July 29, 2005

Generation Wave Growth Fund

Effective immediately, the following replaces the first paragraph relating to the portfolio manager of the Generation Wave Growth Fund under the section entitled “Management of the Fund  Portfolio Manager”:

Michael J. Henry and Charles L. Norton are co-portfolio managers of the Fund, and are jointly responsible for the Fund’s overall day-to-day management.

Michael J. Henry is a co-portfolio manager of the Fund and serves as President, Chief Compliance Officer and Treasurer of the Advisor.  Mr. Henry was a financial consultant to MUTUALS.com, Inc. from October 2002 to June 2005. Prior to joining the Advisor, Mr. Henry was President, from February 2004 to September 2005, and Vice President, from March 2003 to February 2004, of Peterson, Goldman & Villani, Inc., a private company investing in distressed assets. Mr. Henry served as a financial analyst to Conseco Financial Corp. from June 2002 to October 2002, and prior to that was a sales representative with Northern Tool & Equipment Co.  Mr. Henry received his B.S. in Finance and Economics from Minnesota State University - Mankato. He holds Series 6, 63 and 65 licenses.

Charles L. Norton, C.F.A., is a co-portfolio manager of the Fund and serves as Vice President of the Advisor. In addition, Mr. Norton is a principal and portfolio manager for GNI Capital, Inc. (“GNI”), an SEC-registered investment advisor. Prior to joining GNI, Mr. Norton was an analyst at a New York-based hedge fund from June 1998 to December 1999. From June 1996 to June 1998, Mr. Norton served as an analyst in the investment banking division of Smith Barney. Mr. Norton received his B.S.M. from Tulane University and has been granted the Chartered Financial Analyst (“C.F.A.”) designation.

Effective immediately, the following replaces the last two sentences of the second paragraph of the section entitled “Management of the Fund  Regulatory and Criminal Matters”:

The Current Advisor is a new entity of which Mr. Henry is the President and Treasurer. Mr. Henry has been the Fund’s co-portfolio manager since October 2005.

The date of this Prospectus Supplement is October 3, 2005.

Please keep this Prospectus Supplement with your records.